EXHIBIT 10.1

SEVENTH AMENDMENT TO
TERM CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO TERM CREDIT AGREEMENT (this “Seventh Amendment”) is entered into effective as the Seventh Amendment Closing Date (as defined below) between RANCHER ENERGY CORP., a Nevada corporation (“Borrower”), and GASROCK CAPITAL LLC, a Delaware limited liability company (“Lender”).  Capitalized terms used but not defined in this Seventh Amendment have the meaning given them in the Credit Agreement (as defined below).

RECITALS

A.           Borrower and Lender entered into that certain Term Credit Agreement dated as of October 16, 2007 (as amended by that certain First Amendment thereto dated October 22, 2008, that certain Second Amendment thereto dated April 30, 2009, that certain Third Amendment thereto dated May 8, 2009, that certain Fourth Amendment thereto dated May 13, 2009, that certain Fifth Amendment thereto dated May 19, 2009, that certain Sixth Amendment thereto dated May 21, 2009 and as amended, restated or supplemented from time to time, the “Credit Agreement”).

B.           Borrower and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Seventh Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Specific Amendments to Credit Agreement.

Section 1.1, Defined Terms, of the Credit Agreement is hereby amended by revising the following definition in its entirety to read as follows:

“Maturity Date” means the earliest of (a) June 3, 2009, (b) the date on which all Obligations (other than the obligations under any ORRI Conveyance and indemnity obligations and similar obligations that expressly survive the termination of the Loan Documents) have been paid in full and this Agreement has terminated, and (c) the date on which Lender notifies Borrower of the acceleration of payments of all or any portion of the Obligations based on the occurrence of an Event of Default.

Section 1.1, Defined Terms, of the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order thereto:

“Seventh Amendment Closing Date” means May 27, 2009.

2.    Conditions to Closing Seventh Amendment.  Unless specifically waived in writing by Lender, this Seventh Amendment shall be effective once Lender shall have received the following documentation, each in form and substance satisfactory to Lender and its legal counsel, in their sole discretion:

(a)    this Seventh Amendment executed by Borrower and Lender; and

(b)    such other documents as Lender may reasonably request.

3.           Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Seventh Amendment, (b) this Seventh Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Seventh Amendment to be effective and (d) the execution and delivery of this Seventh Amendment does not violate its organizational documents.  The representations and warranties made in this Seventh Amendment shall survive the execution and delivery of this Seventh Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Seventh Amendment.

4.    Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Seventh Amendment.  Except as affected by this Seventh Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Seventh Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Seventh Amendment).  Borrower hereby releases Lender from any liability for actions or omissions (other than any liability resulting from Lender’s gross negligence or willful misconduct) in connection with the Credit Agreement and the other Loan Documents prior to the Seventh Amendment Closing Date.

5.    Miscellaneous.

(a)    No Waiver of Defaults.  This Seventh Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Seventh Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)    Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Seventh Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)    Headings.  The headings and captions used in this Seventh Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Seventh Amendment, the Credit Agreement, or the other Loan Documents.

(d)    Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Seventh Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)    Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)    Multiple Counterparts.  This Seventh Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Seventh Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)    Governing Law.  THIS SEVENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.

(h)    Arbitration.  Upon the demand of any party to this Seventh Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 12.1 of the Credit Agreement.

(i)    Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, this Seventh Amendment is executed as of the Seventh Amendment Closing Date.

BORROWER:

RANCHER ENERGY CORP.,
a Nevada corporation

By: /s/ John Works
John Works
President & Chief Executive Officer

Signature Page to the Seventh Amendment to
Term Credit Agreement

LENDER:

GASROCK CAPITAL LLC,
a Delaware limited liability company

By: /s/ Marshall Lynn Bass
Marshall Lynn Bass
Principal

Signature Page to the Seventh Amendment to
Term Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT
TO
SEVENTH AMENDMENT TO TERM CREDIT AGREEMENT

Guarantor executes this Seventh Amendment for purposes of acknowledging and agreeing to the Credit Agreement, as amended by this Seventh Amendment, and hereby expressly ratifies and confirms its liability under its Guaranty dated October 16, 2007 executed in favor of Lender and confirms that such liability continues in full force and effect with respect to the indebtedness of Borrower covered by the Credit Agreement, as amended by this Seventh Amendment, as same may be further restated, amended, modified, renewed, or rearranged from time to time.

RANCHER ENERGY WYOMING, LLC
a Wyoming limited liability company

By: RANCHER ENERGY CORP.,
its sole Manager

By: /s/ John Works
John Works
President & Chief Executive Officer

Signature Page to the Seventh Amendment to
Term Credit Agreement